SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 7, 2000 -----------------------------------------------------

ALTA GOLD CO. -------------------------------------------------------------------------------------------------------------------------
(Exact name of Registrant as specified in charter)

Nevada -------------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction of incorporation)

2-2274 -------------------------------------------------	87-0259249 ------------------------------------------------
(Commission File Number)	(IRS Employee Identification No.)

3663 East Sunset Road, Las Vegas, Nevada 89120
---------------------------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(702) 433-8525 --------------------------------------------

601 Whitney Ranch Drive, Henderson, Nevada ---------------------------------------------------------------------------------------------------------------------------------
(Former name or former address if changed since last report)

Item 3.     Bankruptcy or Receivership

          On March 8, 2000, Alta Gold Co. (the "Company") filed a Motion to Convert Case to Chapter 7 (the "Motion") with the United States Bankruptcy Court (the "Bankruptcy Court") in Reno, Nevada. As of April 14, 1999, the Company has been operating as a debtor in possession, pursuant to a voluntarily filed petition to reorganize under Chapter 11 of the Bankruptcy Code, in an attempt to reorganize the Company's business and to restructure its debt and other liabilities. Despite all of its efforts to improve its operations and to obtain outside sources of capital, the Company was unable to do so and does not expect to be able to do so in the future. As a result of this and the continued deterioration of the Company's financial condition, the Company has determined that the only prudent course of action is an orderly liquidation under Chapter 7 of the Bankruptcy Code. The Bankruptcy Court has established March 30, 2000, as the date on which it will hold a hearing to decide on the Motion.

          As a result of the foregoing, the Company's continued existence is in substantial doubt and it is anticipated that the Company's remaining assets will be liquidated under the direction of the Bankruptcy Court or in some similar forum.

Item 5.     Other Events

          As a result of the Company's present financial condition discussed in more detail elsewhere herein, the following conditions exist:

(a)  Due to an inability to pay auditing expenses, the Company will not receive an audit of its financial statements for the year ended December 31, 1999;

(b)  The Company does not expect to issue any further earnings announcements, including announcements regarding the fourth quarter and year ended December 31, 1999;

(c)  The Company does not anticipate filing an Annual Report on Securities Exchange Commission Form 10-K for the year ended December 31, 1999, and as a result thereof expects to no longer be in compliance with its reporting obligations under the Securities Exchange Act of 1934;

(d)  In light of the resignations of its entire Board of Directors, the Company expects that either a trustee appointed by the United States Bankruptcy Court in response to the Company's Motion to Convert Case to Chapter 7, or potentially under Chapter 11, will assume control over all assets and operations of the Company, or, should the Court not grant the Motion to Convert Case to Chapter 7, but instead dismiss the case, the Company will not have any directors as required by its Articles of Incorporation and Nevada law.

Item 6.     Resignation of Registrant's Directors

          As a result of the deterioration of the Company's viability, all of the directors of the Company have resigned, including: (1) Mssr. Thomas Mueller on June 24, 1999, 2) Mssr. John Keily on February 25, 2000, and 3) Mssrs. Ralph Gilges, Thomas Henrie, Jack Kendrick and Robert Pratt on March 7, 2000 immediately after unanimously authorizing the filing of a motion to convert the Company's bankruptcy case from Chapter 11 to Chapter 7.

          Concurrent with resigning from the Board of Directors, Mssr. Pratt also resigned from his other positions with the Company as President and Chief Executive Officer.

Item 7.     Financial Statements, Pro Forma Information and Exhibits

          (a)  Financial statements - not applicable

          (b)  Pro forma financial information - not applicable

          (c)  Exhibits:

99.1  Motion to Convert Case to Chapter 7 filed March 8, 2000

99.2  Press Release issued by the Company dated March 9, 2000

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA GOLD CO. (Registrant)

Date: March 21, 2000	By:	/s/ John A. Bielun -----------------------------------------------------------
John A. Bielun Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No. --------------	Description ----------------------------------------------------------------------------------------------------
99.1	Motion to Convert Case to Chapter 7 filed March 8, 2000
99.2	Press release issued by the Company dated March 9, 2000